Cromwell Marketfield L/S Fund
Class C (MFCDX)

Supplement dated October 5, 2023, to the Statutory Prospectus and
Statement of Additional Information (“SAI”) dated April 30, 2023

Conversion of Class C into Investor Class
Based on a recommendation of Cromwell Investment Advisors, LLC (the “Adviser”), the Board of Trustees of the Trust (the “Board”) has approved converting the Class C shares into Investor Class shares and then closing the Class C shares of the Cromwell Marketfield L/S Fund (the “Fund”).

Effective immediately, Class C shares are no longer available for purchase. After the close of business on November 17, 2023, the Fund will convert Class C shares into Investor Class shares. Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Fund will own Investor Class shares of the same Fund equal to the aggregate value of the shareholder’s Class C shares. Total net operating expenses of the Investor Class are lower than the total net operating expenses of Class C shares as Investor Class shares are not subject to a contingent deferred sales charge and impose lower Rule 12b-1 fees.

If you hold your shares in an IRA account directly with U.S. Bank N.A. and you choose to redeem your shares, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to redemption of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

The conversion will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Investor Class shares.

* * * * * * * * * * * *

Please retain this Supplement with your Prospectus and SAI for reference.